                                                                  Exhibit 10.4.1

                           STOCK PURCHASE AGREEMENT


          This is a Stock Purchase Agreement (the "Agreement"), dated August 20, 1998, between PAETEC CORP., a Delaware corporation with its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450 (the "Company"), and JEFFREY P. SUDIKOFF, whose mailing address is c/o InterPacket Group, 501 Santa Monica Boulevard, Suite 702, Santa Monica, California 90401 ("Purchaser").

                                   RECITALS

          A. The Company is a Delaware corporation having 110,000,000 shares of authorized capital stock, 10,000,000 of which are designated preferred stock, 75,000,000 of which are designated Class A common and 25,000,000 of which are designated Class B common.

          B. The Purchaser desires to purchase, and the Company agrees to sell, shares of the Class B common stock of the Company pursuant to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the following mutual promises, the parties agree as follows:

          1.  Purchase of Shares.
              ------------------

              (a) The Company hereby agrees to sell 2,400,000 shares of Class B common stock (the "Shares") to Purchaser at a price of $.833 per share payable in full upon execution of this Agreement. A stock certificate evidencing the Shares shall be issued in the name of Purchaser upon receipt of this executed Agreement and payment in full of the purchase price.

          2.  Representations and Warranties of Purchaser  In order to induce
              -------------------------------------------
the Company to issue the Shares, Purchaser represents and warrants to the Company as follows:

              (a) Purchaser (i) understands that an investment in the Shares is speculative due to factors including (but not limited to) the start-up nature of the Company and the risk of economic loss from the operations of the Company, but believes that such an investment is suitable for Purchaser based upon Purchaser=s financial needs, (ii) can withstand a complete loss of the investment in the Shares, and (iii) has the net worth to undertake these risks.

          (b) Purchaser is acquiring the Shares for his own account, with no present intention of reselling, distributing or otherwise transferring the Shares or any portion of the Shares to any third party.

          (c) Purchaser understands and acknowledges that the Shares are being offered and sold under one or more exemptions provided in the Securities Act of 1933, as amended (the "Securities Act"), Regulation D promulgated thereunder and applicable state securities laws, and that this transaction has not been reviewed or passed upon by the United States Securities and Exchange Commission, or any other federal or state agency.

          (d) Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act in that Purchaser is a natural person whose individual net worth, or joint net worth with Purchaser's spouse, at the time of purchase, exceeds $1,000,000 (inclusive of home, furnishings and
                                             ---------
automobile).

          (e) Purchaser realizes that Purchaser must bear the economic risk of investment for an indefinite period of time because (i) the Shares have not been registered under the Securities Act and cannot be resold by Purchaser unless they are subsequently registered under the Securities Act or an exemption from registration is available, and (ii) there currently is no public market for the Shares, and Purchaser may not be able to liquidate the investment in the Shares in the event of an emergency. Purchaser has no need for liquidity of investment with respect to the Shares.

          (f) Purchaser has substantial experience in evaluating and investing in companies similar to the Company, and is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests.

          (g) Purchaser is fully familiar with the business of the Company and its present and proposed operations. Purchaser has been given reasonable opportunity to ask representatives of the Company questions concerning the Company and making an investment in the Shares. Purchaser has obtained sufficient information to evaluate the merits and risks of an investment in the Shares.

          (h) Purchaser confirms that Purchaser has been advised to rely on professional accounting, tax, legal and financial advisers with respect to an investment in the Shares and has obtained, to the extent Purchaser deems it necessary, professional advice with respect to the risks inherent in an investment in the Shares and the suitability of an investment in the Shares in light of Purchaser's financial condition and investment needs.

          The foregoing representations and warranties of Purchaser are true and correct as of the date of this Agreement, shall be true and correct as of the closing of the sale of the Shares, and shall survive the closing.

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

          3.  Representations and Warranties of Company.  In order to induce the
              -----------------------------------------
Purchaser to purchase the Shares, the Company represents and warrants to the Purchaser as follows:

              (a) The Company's authorized capital consists of (i) 10,000,000 shares of preferred stock, no shares of which are issued and outstanding, (ii) 75,000,000 shares of Class A common stock, of which 2,000,000 shares are issued and outstanding or are committed to be issued, (iii) and 25,000,000 shares of Class B common stock, of which 2,500,000 shares are issued and outstanding or are committed to be issued. A list of the current stockholders with the number and class of shares owned by each is attached as Schedule 1. The Company intends to issue 1,200,000 shares of Class A common stock and 2,600,000 shares of Class B common stock concurrently with the sale of the Shares to Purchaser. In addition, the Company has reserved an additional 500,000 shares of Class A common stock for issuance to key executive employees of the Company and intends to reserve an additional 4,300,000 shares of Class A common stock for issuance under the Company's 1998 Incentive Compensation Plan. Except as described in this Section and Schedule 1, as of the date of the Agreement, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments obligating the Company to issue, sell, deliver or transfer (including any right of conversion or exchange under any outstanding security or other instrument) any shares of the Company stock or any other securities. All outstanding shares of Class A common stock and Class B common stock have been duly and validly authorized and issued, are fully paid and non-assessable, and have been issued free of any lien, security interest, pledge, charge or encumbrance of any kind (collectively, "Encumbrances").

              (b) The Company was incorporated on May 19, 1998 and has not yet commenced business operations.

              (c) The Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws. The Company is duly qualified and licensed in each jurisdiction where the nature of the business conducted by it requires such qualification, except where the failure to qualify would not have a material adverse effect upon the Company's financial condition or results of operations. The Company has the requisite corporate power and authority to own or lease and operate its properties and assets, and to carry on its business as proposed to be conducted. The Company has delivered to the Purchaser true and complete copies of its Certificate of Incorporation and Bylaws, as in effect as of the date hereof.

              (d) The Company has all requisite corporate power to execute and deliver this Agreement and to sell and issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

              (e) Neither the Company nor any subsidiary thereof owns, directly or indirectly, of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity, except with respect to PaeTec Communications, Inc. and PaeTec International, Inc., each of which is a wholly owned subsidiary of the Company (the "Subsidiaries"). Each of the Subsidiaries is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws. Each Subsidiary has the requisite corporate power and authority to own or lease and operate its properties and assets, and to carry on its business as proposed to be conducted. Neither the Company nor any Subsidiary is a partner or participant in any partnership or joint venture. The shares of capital stock of each Subsidiary held by the Company are free of any Encumbrances.

          (f) All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein and for the authorization, issuance and delivery of the Shares has been taken. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, including rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any Encumbrances, and will be free of restrictions on transfer other than under state and/or federal Securities laws.

          (g) No consent, approval, qualification, order or authorization of, or filing with, any governmental authority or any third party is required in connection with Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares by the Company, except filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings the Company shall complete within the lesser of fifteen (15) days of the date hereof or the required statutory period.

          (h) The Company has good and marketable title to its properties and assets and, with respect to the property and assets leased by the Company, holds valid leasehold interests therein, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge, except (i) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, or (ii) possible minor liens or encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have arisen in the ordinary course of business.

          (i) Subject to the truth and accuracy of the Purchaser's representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the

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Securities Act, and from the qualification requirements of the California and
New York blue sky laws.

          (j) The Company is not in violation of any term of its Certificate of Incorporation or its Bylaws, any term of any agreement to which the Company is a party, or any judgment, decree, order, statute, rule or regulation to which the Company is subject, that would have a material adverse effect on the condition, financial or otherwise, prospects or operations of the Company.

          (k) The execution, delivery and performance by the Company of this Agreement, and the issuance, sale and delivery of the Shares will not violate any provision of law, the Certificate of Incorporation or Bylaws of the Company or any order, judgment or decree of any court or any governmental agency, or conflict with, result in a breach of, or constitute a default under, any indenture, agreement or other instrument by which the Company, or any of its respective assets, is bound, or result in the creation or imposition of any Encumbrance on any of the assets of the Company.

          (l) There are no actions, suits, proceedings or investigations pending or threatened against the Company or its Subsidiaries, and the Company is not aware of any basis for the foregoing except for an action pending in Supreme Court, Monroe County, New York titled ACC Corp., et al v. Arunas A. Chesonis,
                                      ---------------------------------------
Richard Ottalagana, John Baron, PaeTec Corporation, and PaeTec Communications,
------------------------------------------------------------------------------
Inc. (Index No. 7466-98).  A copy of the complaint in this action has been
---
furnished to Purchaser. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency.

          (m) The Company is insured with reputable insurers against all risks normally insured against by companies in similar lines of business, and all of the insurance policies maintained by the Company are in full force and effect. A schedule listing all insurance policies that are material to the Business has been furnished to Purchaser. The Company is not in default under any such policy. All insurance policies maintained by the Company will remain in full force and effect and may reasonably be expected to be renewed on comparable terms following consummation of the transactions contemplated by this Agreement (subject to continuing compliance with the applicable terms thereof and any right of insurers to terminate without cause), and the Company has received no notice or other indication from any insurer or agent of any intent to cancel or not so renew any of such insurance policies.

          (n) The Company does not have employment agreements with any of its employees. Since its inception, the Company has not experienced any labor disputes, union organization attempts or any work stoppage due to labor disagreements in connection with its business. There is no labor strike, dispute, request for representation, slowdown or stoppage actually pending or threatened against or affecting the Company or any of the Subsidiaries.

All workers' compensation and unemployment compensation insurance premiums due have been fully paid or accrued in the Company's financial statements.

          (o) All employee benefit plans within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 197s4, as amended, and the related regulations and published interpretations ("ERISA"), are in full compliance with the applicable provisions of ERISA (as amended through the date of this Agreement), the regulations and published authorities thereunder, and all other laws applicable with respect to all such employee benefit plans, agreements and arrangements. The Company has performed all of its obligations under all such plans, agreements and arrangements. To the best knowledge of the Company, there are no actions (other than routine claims for benefits) pending or threatened against such plans or their assets, or arising out of such plans, agreements or arrangements, and, to the best knowledge of the Company, no facts exist which could give rise to any such Actions.

          (p) All group health plans of the Company and any Subsidiary have been operated in compliance with the group health plan continuation coverage requirements of Section 162(k) of the Internal Revenue Code to the extent such requirements are applicable.

          (q) There has been no act or omission by the Company or any Subsidiary that has given rise to or may give rise to fines, penalties, taxes, or related charges under Section 502(c) or (k) or Section 4071 of ERISA or Chapter 43 of the Internal Revenue Code.

          (r) Schedule 2 sets forth a complete list of all governmental licenses, permits and authorizations necessary for the Company and the Subsidiaries to operate their businesses as presently conducted and proposed to be conducted, including without limitation, those required by the U.S. Federal Communications Commission and by all relevant state public utilities commissions. Such licenses, permits and authorizations are in full force and effect and the Company knows of no threatened suspension, cancellation or invalidation thereof.

          (s) The Company has not issued to any other holder of the securities of the Company registration rights that are superior to the rights set forth in
Section 4 of this Agreement.

          (t) The proceeds from the sale of the Shares will be used by the Company to fund expansion of the Company's switched-based telecommunications business including the purchase of equipment, the opening of new sales offices, for additional working capital, and for general corporate purposes.

          (u) The financial statements of the Company for the two month period ended June 30, 1998, compiled by John M. McMahon, CPA, a copy of which is attached as Exhibit A, was prepared from the books and records of the Company and fairly sets forth the financial position of the Company, subject to the qualifications contained therein.

              (v) The foregoing representations and warranties of the Company are true and correct as of the date of this Agreement, shall be true and correct as of the closing of the sale of the Shares, and shall survive the closing. No representation of warranty of the Company in this Agreement contains, or on the closing date will contain, any untrue statement of material fact or omits, or on the closing date will omit, any material fact necessary in order to make the statements contained therein not misleading.

          4.  Piggy-Back Registration Rights.
              ------------------------------

              (a) If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders (other than a registration of securities relating solely to employee benefit plans or to effect a merger or other reorganization), the Company will promptly give to Purchaser written notice thereof and, upon the written request of Purchaser, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in the written request made within 10 days after receipt of such written notice from the Company.

              (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Purchaser as a part of the written notice given to Purchaser. In such event the right of any Purchaser to registration pursuant to this Section 4 shall be conditioned upon Purchaser's participation in such underwriting, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. Purchaser (together with the Company and the other holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of the Shares or securities of other holders of similar registration rights from such registration. The Company shall so advise Purchaser and other stockholders distributing their securities through such underwriting, and the number of Shares or securities of other holders of similar registration rights that may be included in the registration and underwriting, as determined by the managing underwriter, shall be allocated on a pro rata basis. If Purchaser disapproves of the terms of any such underwriting, Purchaser may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall continue to be subject to the terms of this Section.

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

          (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not Purchaser has elected to include securities in such registration.

          (d) All expenses associated with the registration (including, without limitation, registration, qualification and filing fees, printing expenses, blue sky fees, and fees and disbursements of counsel and accountants for the Company) shall be borne by the Company. Underwriters' discounts and related charges, shall be borne by Purchaser pro rata in proportion to the number of securities being registered.

          (e) In the case of each registration under this Section, the Company will:

              (i) prepare and file a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 45 days or until the distribution described in the registration statement has been completed, whichever first occurs;

              (ii) furnish to Purchaser such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Purchaser may reasonably request in order to facilitate the public offering of the Shares; and

              (iii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so and except as may be required by the Securities Act.

          (f) The Company will indemnify Purchaser against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Purchaser for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information relating to Purchaser furnished to the Company by an instrument duly executed by Purchaser.

               (g) Purchaser will, if Shares held by such Purchaser are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Purchasers, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information relating to Purchaser furnished to the Company by an instrument duly executed by Purchaser and stated to be specifically for use therein, provided that in no event shall any indemnity under this Section 4(g) exceed the net proceeds from the offering received by Purchaser.

               (h) If for any reason the indemnity set forth in paragraphs (f) or (g) above is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the foregoing, Purchaser shall not be required to contribute any amount in excess of the amount it would have been required to pay to an indemnified party if the indemnity under paragraph (g) hereof was available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (i) Purchaser shall furnish to the Company such information regarding Purchaser, the Shares held by Purchaser, and the distribution proposed by Purchaser as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

               (j) The registration rights granted to Purchaser in this Section shall expire (a) at such time (if ever) as Purchaser is free to sell the Shares under Rule 144 promulgated under the Securities Act (or any successor thereto) without limitation as to volume or manner of sale restrictions, and (b) Shares held by Purchaser constitute less than one percent (1%) of the outstanding shares of the common stock of the Company. The foregoing notwithstanding, Purchaser's registration rights under this Section 4 shall expire after the Company has offered Purchaser the cumulative opportunity to register all of the Shares in two registered offerings, irrespective of whether Purchaser elects to participate in these registrations.

          5.  Proxy.  Concurrently with the execution of this Agreement and the
              -----
issuance of the Shares, Purchaser is executing and delivering a Stockholders' Agreement and a proxy appointing Arunas A. Chesonis, one of the founding shareholders of the Company, Purchaser's attorney-in-fact and proxy to vote all Shares now or hereafter owned by Purchaser at any meeting of shareholders, regular or special, whenever called, and for whatever purpose. Copies of the Stockholders' Agreement and of the proxy shall be filed with the Secretary of the Company and the proxy shall be registered in the stock books of the Company. Any transfer of the Shares is subject to the terms of the foregoing proxy.

          6.  Legend. Each certificate for Shares owned by Purchaser shall bear
              ------
the following legends:

          The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration unless the Company receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from registration.

          The shares represented by this certificate are subject to a Stockholders' Agreement and to a Proxy in favor of Arunas A. Chesonis, copies of which are on file with the Company. Any transferee of the shares represented by this certificate shall take the shares subject to the terms of the Stockholders' Agreement and of the Proxy.

          7.  Share Adjustment
              ----------------

               (a) If the Company hereafter issues shares of Class B common stock, or any security convertible into its Class B common stock, for a purchase price per share less than the purchase price per share specified in Section 1 of this Agreement, the Company shall issue to Purchaser additional shares of common stock, or securities convertible into common stock, such that the total of such additional shares and the shares purchased hereunder shall equal the total number of shares that would have been issued to Purchaser at such lower price per share for the total purchase price specified in Section 1 with such issuance of additional shares to be at no cost to Purchaser. Example. The total price for 2,400,000 shares of Class B common stock at $.833 per share as provided in
Section 1 is $1,999,200. If the Company hereafter issues shares of Class B common stock for $.75 per share, the Company shall issue 265,600 additional shares of Class B common stock to Purchaser. ($1,999,200 / .75 = 2,665,600 minus 2,400,000 = 265,600).

               (b) If the Company hereafter issues shares of Class A common stock, or any securities convertible into its shares of Class A common stock, for a purchase price of less than $.694 per share, the Company shall issue to Purchaser shares of Class A common stock, or securities convertible into shares of Class A common stock based upon the percentage of the deficiency between $.694 per share and the actual price per share. Thus for example, if the Company hereafter sells 1,000,000 shares of Class A common stock at $.50 per share, the deficiency is $.194 per share or 28%. The Company will then issue shares of Class A common stock to Purchaser equal to 28% of the total number of shares issued at less than $.694 per share or 280,000 shares.

               (c) The provisions for share adjustment in Sections 7(a) and (b) shall not apply to (i) the issuance of additional shares of Class A common stock by the company to its employees either directly or under the Company's 1998 Incentive Compensation Plan, (ii) to shares issued or issuable by the Company as consideration for the acquisition by the Company of capital stock or assets of another business entity or in connection with a merger or consolidation, or to the acquisition of real or tangible property for the Company in arms length transactions with unrelated third parties, or (iii) to any shares of Class A stock issued after the Company has completed an initial public offering ("IPO") of its shares.

          8.  Subsequent Offerings.
              --------------------

               (a) The Company contemplates making an additional private offering of 4,000,000 shares of its Class A common stock to raise $10,000,000 of additional capital during September 1998 ("Third Tier"). Purchaser shall have the option to purchase up to 400,000 shares of Class A common stock in such offering on the same terms and conditions as shares of Class A common stock are offered to existing shareholders at the time of the offering provided that the price per share to Purchaser shall not exceed $2.50 per share.

               (b) In addition to the Third Tier offering referred to above, the Company presently anticipates making the following private offerings of its Class A common shares prior to its IPO:


                                   Number of           Price Per
                 Tier                Shares              Share
                 ----              ---------           ---------

                Fourth               800,000              $2.50

                Fifth                200,000              $5.00


               (c) The anticipated offerings referred to in subsections (a) and
(b) are preliminary and are subject to change based on market conditions, the financial needs of the Company, and other factors. Purchaser will not have preemptive rights and will not have the right to purchase shares in future offerings other than the right to participate in the Third Tier offering as provided in Section 8(a), except that if the Company hereafter offers more shares than listed in subsections (a) and (b) prior to its IPO, or if shares are offered at a price per share less than as scheduled in these Sections, Purchaser shall have the right to purchase a pro rata portion of the excess shares, or of the shares offered at less than the offering prices set forth above, at the same purchase price per share offered to others. Purchaser's pro rata right of participation shall be determined by comparing the number of shares of Class A common stock held by Purchaser to the number of shares of Class A common stock and Class B common stock then outstanding, without regarding to the relative voting rights attributable to either such class.

               9.   Notices.  All notices and communications under this
                    -------
Agreement shall be in writing and shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the respective addresses of Purchaser and Company set forth above or to such other address as may be designated by Purchaser or Company. Notice shall be deemed given upon personal delivery or upon receipt.

               10.  Confidentiality.  Except as may be required by law, neither
                    ---------------
Purchaser nor the Company will issue any press release or, except as may be required by law, make any public announcement concerning the transactions contemplated by this Agreement without the prior consent or approval of the other party.

               11.  Miscellaneous.
                    -------------

                    (a) This Agreement may be modified or amended only upon the written consent of all parties to the Agreement.

                    (b) This Agreement shall be interpreted, construed, and enforced in accordance with the laws of the State of New York.

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

               (c) Neither this Agreement, nor any rights or obligations under it, may be assigned by any party without the prior written consent of the other party.

               (d) This Agreement shall benefit and be binding upon the parties and their successors, heirs, executors, personal representatives, and assigns.

               (e) This Agreement sets forth the entire understanding and agreement of the parties with respect to its subject matter and supersedes all prior letters, agreements, covenants, communications, understandings, representations, or warranties, whether oral or written, by any officer, employee, or representative of either party.

               (f) The waiver of any provision of this Agreement, or of any breach of this Agreement, shall not constitute a subsequent waiver of any provision or breach.

          The parties' assent to the terms of this Agreement is confirmed by their signatures below.

                                         PAETEC CORP.

                                         By: /s/ Arunas A. Chesonis
                                            -----------------------------
                                                Title: President


                                                /s/ Jeffrey P. Sudikoff
                                            -----------------------------
                                                Jeffrey P. Sudikoff

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